UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 2, 2026

NATURE’S MIRACLE HOLDING INC.

(Exact name of registrant as specified in its charter)

Delaware	001-41977	88-3986430
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3281 E. Guasti Road, Suite 175 Ontario, CA 91761	91761
(Address of registrant’s principal executive office)	(Zip code)

(909) 218-4601

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title for each class	Trading Symbol(s)
Common Stock, par value $0.0001 per share	NMHI
Warrants to purchase Common Stock, at an exercise price of $11.50 per share	NMHIW

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed by Nature’s Miracle Holding, Inc. (the “Company”), including in its most recent quarterly report on Form 10-Q for the quarter ended September 30, 2025, on August 22, 2023, Megaphoton, Inc. (“Megaphoton”) filed a lawsuit against the Company and two of the Company’s wholly-owned subsidiaries, Visiontech Group, Inc. (“Visiontech”) and Hydroman, Inc. (“Hydroman” and, collectively with the Company and Visiontech, the “Company Parties”) in the United States District Court Central District of California (the “Court”), alleging the Company Parties’ breach of a contract/guarantee agreement with Megaphoton (the “Action”). In response to the Action, the Company Parties counter-sued, seeking affirmative relief against Megaphoton.

In exchange for each party’s agreement to file with the Court a request for the dismissal of each of their respective claims, with prejudice, relating to the Action, the Company Parties and Megaphoton entered into a settlement and mutual release agreement (the “Settlement Agreement”) dated February 2, 2026 (the “Effective Date”).

Pursuant to the terms of the Settlement Agreement, the Company has agreed, among other things, to:

●	Issue to the chief executive officer of Megaphoton, Jinlong Du (the “Executive”), 15,000,000 unregistered shares (the “Settlement Shares”) of the Company’s common stock, par value $0.001 per share (“Common Stock’), and to register such Settlement Shares on a registration statement on Form S-1 to be filed with the Securities and Exchange Commission (the “SEC”) no later than July 31, 2026 (the “Registration”);

●	Appoint the Executive as one of five members of the Company’s board of directors (the “Board”) within 30 days of the Effective Date;

●	Appoint the Executive as President of the Company to lead and manage its agriculture-related operations pursuant to an employment agreement, dated the Effective Date (the “Employment Agreement”), further described in Item 5.02 of this Form 8-K

●	Pay to Megaphoton a sum of $300,000 on or before June 30, 2026;

●	Use its best efforts to uplist its Common Stock on the New York Stock Exchange or The Nasdaq Stock Market (the “Uplisting”) within 180 days of the Effective Date, and if such Uplisting is not approved, to issue to the Executive an additional 15,000,000 shares of freely tradable, unrestricted Common Stock; and

●	Forego future issuances of Company stock from the Effective Date until such date as an Uplisting is approved, unless the dilution resulting from any such issuance would apply equally to all shareholders of the Company.

The Settlement Agreement additionally includes mutual releases of all claims and liabilities relating to the Action and prior transactions between the parties, without the admission by any party of any wrongdoing whatsoever relating thereto, as well as customary representations and warranties, confidentiality provisions, governing law (State of California) and other miscellaneous terms.

The foregoing descriptions of terms and conditions of the Settlement Agreement and the Employment Agreement do not purport to be complete and are qualified in their entirety by the full text of the Settlement Agreement and the Employment Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 3.02 Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the issuance of the Settlement Shares is incorporated by reference into this Item 3.02.

The Settlement Shares will be issued in a private placement exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) thereof. The Settlement Shares will bear restrictive legends as required under applicable securities laws and will be subject to resale restrictions under Rule 144 thereunder until registered under the Securities Act pursuant to the Registration described above.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensation Arrangements of Certain Officers

The information set forth in Item 1.01 of this Current Report on Form 8-K regarding the appointment of the Executive as President of the Company and as a director on the Board is incorporated by reference into this Item 5.02.

Pursuant to the terms of the Employment Agreement, the Executive is entitled to receive an annual base salary no less than the total annual salary and remuneration received by the Company’s chief executive officer, subject to a minimum of $300,000, until the end of the term of the Employment Agreement (the “Term”), which is January 31, 2029, but which shall automatically extend for successive one-year periods if not earlier terminated via written notice by either party to the other at least 30 days prior to the expiration of the then current Term. Additionally, pursuant to the terms of the Employment Agreement, the Executive is entitled to receive incentive and bonus compensation (in the form of equity or otherwise) and employee benefits consistent with that provided to other executives of the Company.

Other than under the Settlement Agreement and the Employment Agreement, there is no arrangement or understanding between the Executive and any other person pursuant to which he is to be appointed President of the Company or a director of the Board. At the time of this disclosure, the Executive was not named to any committees of the Board. There are no family relationships between the Executive and any director or executive officer of the Company, and the Executive has no direct or indirect material interest in any transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K. In connection with the Company’s appointment of the Executive to the Board pursuant to the Settlement Agreement, the Company will file an Information Statement on Schedule 14C with the SEC.

The foregoing descriptions of terms and conditions of the Settlement Agreement and the Employment Agreement do not purport to be complete and are qualified in their entirety by the full text of the Settlement Agreement and the Employment Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Settlement Agreement and Mutual Release dated February 2, 2026
10.2	Employment Agreement dated February 2, 2026
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 6, 2026

NATURE’S MIRACLE HOLDING INC.

By:	/s/ Tie (James) Li
Name:	Tie (James) Li
Title:	Chief Executive Officer

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